Supplement dated March 3, 2025
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Wanger Advisors Trust	5/1/2024
Effective March 1, 2025, the Board of Trustees for Wanger Advisors Trust is comprised of George S. Batejan, Daniel J. Beckman, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive M. Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Natalie A. Trunow, and Sandra L. Yeager.
Additionally, effective on or about May 1, 2025, Wanger Advisors Trust will change its name to Columbia Funds Variable Series Trust.
Shareholders should retain this Supplement for future reference.
SUP7951-0003_(03/25)